Exhibit 10.3

Supplemental Agreement No. 35

to

Purchase Agreement No. 1977

between

The Boeing Company

and

American Airlines, Inc.

Relating to Boeing Model 737-800 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of                     , 2011, (Supplemental Agreement Number 35) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and AMERICAN AIRLINES, INC., a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 1977 dated October 31, 1997, relating to Boeing Model 737-823 aircraft, as amended and supplemented (the “Purchase Agreement”) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

WHEREAS, pursuant to Letter Agreement No. 6-1162-AKP-075 titled Aircraft Purchase Rights and Substitution Rights (the “Rights Letter”), Boeing and Customer have agreed to, among other things, the treatment of aircraft Purchase Rights;

WHEREAS, pursuant to Business Offer AAL-PBO-1105157R3, Boeing and Customer, among other things, agreed to exercise one hundred (100) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Rights Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, pursuant to Business Offer AAL-PBO-1105157R3, the parties agreed to enter into this supplemental agreement in order to incorporate the terms and conditions of such Business Offer into the Purchase Agreement;

WHEREAS, such 100 Aircraft referred to above, other than those that have previously been exercised, are hereby exercised and all such 100 Aircraft are now

P.A. No. 1977	SA-35	1
AAL
BOEING PROPRIETARY

considered Firm Aircraft as defined in the Rights Letter and no further Purchase Agreement Supplements or supplemental agreements will be required to be executed in regard to these 100 Aircraft;

WHEREAS, Boeing and Customer agree that for all [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and

WHEREAS, Boeing and Customer agree that for all Aircraft[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Boeing agrees to develop and make formal offerability of a 737-900ER configuration in accordance with Letter Agreement No. AAL-PA-1977-LA-1105616 entitled Open Configuration Matters;

WHEREAS, Boeing and Customer have agreed that Customer will retain [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	The Table of Contents is removed in its entirety and replaced with a revised Table of Contents, attached hereto, to reflect the changes made by this Supplemental Agreement Number 35.

2.	Table 1F entitled Aircraft Delivery, Description, Price and Advance Payments Purchased Aircraft is added and is hereby made part of the Purchase Agreement.

3.	Supplemental Exhibit BFE1 entitled Buyer Furnished Equipment Variables is deleted in its entirety and replaced with a revised Supplemental Exhibit BFE1, attached hereto, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.	Rights Letter is removed and revised Letter Agreement No. 6-1162-AKP-075R1, attached hereto, is substituted in lieu thereof to:

a.	Revise certain matters regarding the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977	SA-35	2
AAL
BOEING PROPRIETARY

b.	Revise Attachment A and Attachments A-1 though A-4 to reflect, among other things, the addition of the 737-900ER aircraft pricing;

c.	Revise Attachment B to reflect [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Supplemental Agreement Number 35; and

d.	Delete Attachment C in its entirety, as there are no further [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.	Letter Agreement No. AAL-PA-1977-LA-1105271 entitled Advance Payments and Permitted Transactions 4, attached hereto, is added to set forth, among other things, certain matters related to Advance Payments with respect to Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.	Letter Agreement No. AAL-PA-1977-LA-1105272 entitled Business Considerations 2, attached hereto, is added to set forth certain business considerations for Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.	Letter Agreement No. AAL-PA-1977-LA-1105509 entitled Aircraft Performance Guarantees – 737-700 attached hereto is hereby added to set forth certain matters related to the performance guarantees applicable to a 737-723 aircraft that may be purchased by Customer.

8.	Letter Agreement No. AAL-PA-1977-LA-1105511 entitled Aircraft Performance Guarantees – 737-900ER attached hereto is hereby added to set forth certain matters related to the performance guarantees applicable to a 737-923ER aircraft that may be purchased by Customer.

9.	Letter Agreement No. AAL-PA-1977-LA-1105863 entitled Performance Guarantees for Rights Aircraft is added to set forth certain matters related to the performance guarantees applicable to the 737-823 Rights Aircraft.

10.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977	SA-35	3
AAL
BOEING PROPRIETARY

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

b.	Revise Attachment B to reflect, among other things, the addition of the 737-723 and 737-923ER aircraft.

11.	Letter Agreement No. AAL-PA-1977-LA-1105616 entitled Open Configuration Matters, attached hereto, is added to reflect certain matters concerning the configuration of 737-723 and 737-923ER aircraft.

12.	As a result of Letter Agreement No. AAL-PA-1977-LA-1105271 entitled Advance Payments and Permitted Transactions 4, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AMERICAN AIRLINES, INC.

By:		By:

Its:	Attorney-In-Fact	Its:

P.A. No. 1977	SA-35	4
AAL
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER

1.	Quantity, Model and Description	SA-21

2.	Delivery Schedule

3.	Price

4.	Payment

5.	Miscellaneous

TABLE

1	Aircraft Delivery, Description, Price and Advance Payments	SA-29

1A	Aircraft Delivery, Description, Price and Advance Payments – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-33

1B	Aircraft Delivery, Description, Price and Advance Payments – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-33

1C	Aircraft Delivery, Description, Price and Advance Payments – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-33

1D	Aircraft Delivery, Description, Price and Advance Payments – Boeing Sky Interior Aircraft	SA-33

1E	Aircraft Delivery, Description, Price and Advance Payments – SA-34 Exercised Aircraft	SA-34

1F	Aircraft Delivery, Description, Price and Advance Payments – Purchased Aircraft	SA-35

PA No. 1977	i	SA-35

EXHIBITS

A.	Aircraft Configuration

A1	Aircraft Configuration	SA-33

A2	Aircraft Configuration	SA-33

B	Aircraft Delivery Requirements and Responsibilities

C	Defined Terms

SUPPLEMENTAL EXHIBITS

AE1	Escalation Adjustment Airframe and Optional Features	SA-20

BFE1	BFE Variables	SA-35

CS1	Customer Support Variables

SLP1	Service Life Policy Components

EE1	Engine Escalation, Engine Warranty and Patent Indemnity

PA No. 1977	ii	SA-35

LETTER AGREEMENTS

6-1162-AKP-070	Miscellaneous Commitments for Model 737, 757, 767 and 777 Aircraft

6-1162-AKP-072R1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-073	Accident Claims and Litigation

6-1162-AKP-074R2	Business Considerations

6-1162-AKP-075R1	Aircraft Purchase Rights and Substitution Rights	SA-35
	- Attachment A	SA-35
	- Attachment B	SA-35
	- ~~Attachment C~~	SA-35

6-1162-AKP-076	Aircraft Performance Guarantees

6-1162-AKP-077	Spares Matters

6-1162-AKP-078	Model 737 Miscellaneous Commitments

6-1162-AKP-079	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Sharing

6-1162-AKP-080	Installation of Cabin Systems Equipment

6-1162-AKP-081	Model 737 Maintenance Cost Commitment

6-1162-AKP-082	Confidentiality

6-1162-AKP-083	Model 737 Introduction Cost Commitment

6-1162-AKP-084	Performance Retention Commitment

6-1162-AKP-085	Component Reliability Commitments

6-1162-AKP-117	Delivery Schedule

6-1162-SSM-1405R1	Multiple Operating Weight Program	SA-35
	Attachment B	SA-35

6-1162-CLO-1035	Aircraft Performance Guarantees	SA-28

PA No. 1977	iii	SA-35

AAL-PA-1977-LA-1105509	Aircraft Performance Guarantees, 737-700	SA-35

AAL-PA-1977-LA-1105511	Aircraft Performance Guarantees, 737-900ER	SA-35

6-1162-CLO-1038	Advance Payments and Permitted Transactions	SA-31

6-1162-CLO-1082	Advance Payments and Permitted Transactions 2	SA-32

AAL-PA-1977-LA-01073	Advance Payments and Permitted Transactions 3	SA-34

AAL-PA-1977-LA-1105271	Advance Payments and Permitted Transactions 4	SA-35

AAL-PA-1977-LA-1105272	Business Considerations 2	SA-35

AAL-PA-1977-LA-1105616	Open Configuration Matters	SA-35

AAL-PA-1977-LA-1105863	Performance Guarantees for Rights Aircraft	SA-35

PA No. 1977	iv	SA-35

Table 1-F To Purchase Agreement No. 1977

Aircraft Delivery, Description, Price and Advance Payments

Purchased Aircraft

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Boeing Proprietary	Page 1

Table 1-F To Purchase Agreement No. 1977

Aircraft Delivery, Description, Price and Advance Payments

Purchased Aircraft

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Boeing Proprietary	Page 2

Table 1-F To Purchase Agreement No. 1977

Aircraft Delivery, Description, Price and Advance Payments

Purchased Aircraft

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Boeing Proprietary	Page 3

Table 1-F To Purchase Agreement No. 1977

Aircraft Delivery, Description, Price and Advance Payments

Purchased Aircraft

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Boeing Proprietary	Page 4

Table 1-F To Purchase Agreement No. 1977

Aircraft Delivery, Description, Price and Advance Payments

Purchased Aircraft

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Boeing Proprietary	Page 5

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Supplemental Exhibit BFE1 to Purchase Agreement Number 1977

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737 AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.	Supplier Selection.

Customer will:

1.1 Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	Complete

Galley Inserts	Complete

Seats (passenger)	Complete

Cabin Systems Equipment	Complete

Miscellaneous Emergency Equipment	Complete

Cargo Handling Systems	Complete

For a new certification, supplier requires notification [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Cargo Handling System on-dock date.

BOEING PROPRIETARY

2.	On-dock Dates

On or before [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Item	Preliminary On-Dock Dates

	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item	Preliminary On-Dock Dates

	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item	Preliminary On-Dock Dates

	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item	Preliminary On-Dock Dates

	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item	Preliminary On-Dock Dates

	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item	Preliminary On-Dock Dates

	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item	Preliminary On-Dock Dates

	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item	Preliminary On-Dock Dates

	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item	Preliminary On-Dock Dates

	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item	Preliminary On-Dock Dates

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BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft
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Item	Preliminary On-Dock Dates

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Item	Preliminary On-Dock Dates

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Item	Preliminary On-Dock Dates

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BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

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BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

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Item	Preliminary On-Dock Dates

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Item	Preliminary On-Dock Dates

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Item	Preliminary On-Dock Dates

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BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

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Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
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Item	Preliminary On-Dock Dates

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Item	Preliminary On-Dock Dates

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Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
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Item	Preliminary On-Dock Dates

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BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

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Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
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Item	Preliminary On-Dock Dates

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BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
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Miscellaneous Emergency Equipment
Textiles/Raw Material
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Provision Kits
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Item	Preliminary On-Dock Dates

	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
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BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
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3.	Additional Delivery Requirements

Customer will insure that Customer’s BFE suppliers provide sufficient information to enable Boeing, when acting as Importer of Record for Customer’s BFE, to comply with all applicable provisions of the U.S. Customs Service.

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-AKP-075R1

American Airlines, Inc.

P.O. Box 619616

Dallas/Ft. Worth Airport, Texas 75261-9616

Subject:	Aircraft Purchase Rights and Substitution Rights

Reference:	Purchase Agreement No. 1977 between The Boeing Company and American Airlines, Inc. relating to Model 737-823 Aircraft

This letter agreement (“Letter Agreement”) is entered into on the date below and constitutes a part of the above-referenced Purchase Agreement, as the same may hereafter be amended, modified or supplemented and including, without limitation, as part thereof the exhibits, appendices, schedules, attachments and letter agreements thereto (the “737-823 Purchase Agreement”).

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[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-075R1		SA-35
Aircraft Purchase Rights and Substitution Rights		Page 10
BOEING PROPRIETARY

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-075R1		SA-35
Aircraft Purchase Rights and Substitution Rights		Page 11
BOEING PROPRIETARY

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

10. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11. Confidential Treatment. Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Applicable Purchase Agreements.

6-1162-AKP-075R1		SA-35
Aircraft Purchase Rights and Substitution Rights		Page 12
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:                     , 2011

AMERICAN AIRLINES, INC.

By

Its

Attachment A:	[CONFIDENTIAL PORTION
Attachment B:	OMITTED AND FILED
Attachment C:	SEPARATELY WITH THE
Attachment D:	COMMISSION PURSUANT TO A REQUEST
Attachment E:	FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-075R1		SA-35
Aircraft Purchase Rights and Substitution Rights		Page 13
BOEING PROPRIETARY

Attachment A. to 6-1162-AKP-075R1

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1977	SA No. 35
Boeing Proprietary

Attachment A-1 to

Letter Agreement 6-1162-AKP-075R1

737-923ER Eligible Model Description and Price

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1977	Boeing Proprietary	Page 1 of 1
SA-35

Attachment A-2 to

Letter Agreement 6-1162-AKP-075R1

737-823 Eligible Model Description and Price

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1977	Boeing Proprietary	Page 1 of 1
SA-35

Attachment A-3 to

Letter Agreement 6-1162-AKP-075R1

737-723 Eligible Model Description and Price

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1977	Boeing Proprietary	Page 1 of 1
SA-35

Attachment A-4 to

Letter Agreement 6-1162-AKP-075R1

737-623 Eligible Model Description and Price

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1977	Boeing Proprietary	Page 1 of 1
SA-35

Attachment B to Letter Agreement 6-1161-AKP-075R1

MADP Rights Aircraft Delivery Months and Exercise Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA35	Page 1 of 1

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-SSM-1405R1

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	Multiple Operating Weight Program, Model 737-723/-823/-923ER Aircraft

References:	a) Customer Services General Terms Agreement No. 23-1 (the CSGTA) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer)

b) Purchase Agreement No. 1977 (Purchase Agreement), dated October 31, 1997, as amended and supplemented, between Boeing and Customer

c) Aircraft General Terms Agreement AGTA-AAL (AGTA), dated October 31, 1997, as amended and supplemented, between Boeing and Customer

This Order incorporates the terms and conditions of the CSGTA. All terms used but not defined in this Order have the same meaning as in the CSGTA. In this Order, the term “Aircraft” means the Model 737-723, -823, and -923ER aircraft that are listed in Attachment B.

1. Description of Agreement

This Order represents the agreement of the parties to the terms and conditions under which Boeing will provide, for the Aircraft, a “Service” as defined in Article 2.30 of Part 1 of the CSGTA. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977		SA-35
Multiple Operating Weight Program, Model 737-723/-823/-923ER Aircraft
BOEING PROPRIETARY

2. Multiple Operating Weights

Customer has selected [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The range of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. Flight Manuals

3.1 Delivery of Airplane Flight Manuals

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.2 Flight Manual Revisions

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977		SA-35
Multiple Operating Weight Program, Model 737-723/-823/-923ER Aircraft
BOEING PROPRIETARY

4. Administrative Fees

4.1. New Sub-Fleet Program Initialization

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.2	Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Sub-Fleets

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.3 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Sub-Fleet

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.4	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977		SA-35
Multiple Operating Weight Program, Model 737-723/-823/-923ER Aircraft
BOEING PROPRIETARY

5. Aircraft Included in the Program

5.1 New Aircraft

The configuration of the Aircraft (set forth in Exhibit A to the Purchase Agreement) for Aircraft to be delivered by Boeing to Customer [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.2 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.3 Other Aircraft

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977		SA-35
Multiple Operating Weight Program, Model 737-723/-823/-923ER Aircraft
BOEING PROPRIETARY

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.4 Aircraft on Operating Lease

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6. Projected TOW and Actual TOW

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977		SA-35
Multiple Operating Weight Program, Model 737-723/-823/-923ER Aircraft
BOEING PROPRIETARY

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.1 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977		SA-35
Multiple Operating Weight Program, Model 737-723/-823/-923ER Aircraft
BOEING PROPRIETARY

7.2 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.3 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.	Price [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and Payment

8.1 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.2 Boeing will provide an invoice for any payments due to Boeing and such payments will be made under the terms of this Order and the CSGTA.

9. Protection of Asset Value

As long as the Aircraft are in the legal possession of Customer [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977		SA-35
Multiple Operating Weight Program, Model 737-723/-823/-923ER Aircraft
BOEING PROPRIETARY

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

10. Default

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11. Term of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977		SA-35
Multiple Operating Weight Program, Model 737-723/-823/-923ER Aircraft
BOEING PROPRIETARY

12. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

13. Notices

The ATOW reported annually and the notices related to the sale, lease or other disposition of Aircraft subject to this Program will be addressed as follows:

Boeing Commercial Airplane Group

P.O. Box 3707

Seattle, Washington 98124-2207

U.S.A.

Attention:	Director
Aircraft Contracts
MC 21-43

Attention:	Director
Airline Analysis Marketing
MC 21-43

P.A. No. 1977		SA-35
Multiple Operating Weight Program, Model 737-723/-823/-923ER Aircraft
BOEING PROPRIETARY

All notices to Customer required by this Order will be sent in the manner required by the CSGTA and with a copy to:

American Airlines, Inc.

4333 Amon Carter Boulevard

MD 5423 HDQ

Fort Worth, Texas 76155

Attention:	Managing Director
Operations Engineering

and

American Airlines, Inc.

4333 Amon Carter Boulevard

MD 5569 HDQ

Fort Worth, Texas 76155

Attention:	Vice President, Corporate Development and Treasurer

14. Performance Guarantees

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

15. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

16. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

16.1. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

16.2. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977		SA-35
Multiple Operating Weight Program, Model 737-723/-823/-923ER Aircraft
BOEING PROPRIETARY

16.3. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

17. Confidentiality

The terms and conditions of this Order and the reports required hereunder shall be considered to be confidential and shall not be disclosed by either party (except as reasonably necessary to its respective employees, insurers, auditors or professional advisors) without the prior written consent of the other party.

Please indicate your acceptance of this Order by returning one (1) executed copy to the attention of the undersigned.

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: , 2011

AMERICAN AIRLINES, INC.

By

Its

Customer’s Purchase Order Number:

P.A. No. 1977		SA-35
Multiple Operating Weight Program, Model 737-723/-823/-923ER Aircraft
BOEING PROPRIETARY

American Airlines, Inc.

6-1162-SSM-1405

TABLE 1 – MODEL 737 AIRCRAFT

[CONFIDENTIAL PORTION OMITTED AND FILED

SEPARATELY WITH THE COMMISSION PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977		SA-35
Multiple Operating Weight Program, Model 737-723/-823/-923ER Aircraft
BOEING PROPRIETARY

Definitions

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.	The configuration of the Aircraft in Exhibit A to the Purchase Agreement;

2.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and

4.	The certified weight of the Aircraft at Delivery.

Data Requirements for the Calculation of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977		SA-35
Multiple Operating Weight Program, Model 737-723/-823/-923ER Aircraft
BOEING PROPRIETARY

Data Requirements for the Calculation of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Calculation of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Step 1:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Step 2:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY

WITH THE COMMISSION PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT]

Where:

P1	=	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P2	=	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P3	=	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

F1	=	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

F2	=	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

F3	=	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977		SA-35
Multiple Operating Weight Program, Model 737-723/-823/-923ER Aircraft
BOEING PROPRIETARY

Attachment B1

CSGTA Order Multiple Operating Weight (MOW)

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment B1

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment B1

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment B1

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment B1

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment B1

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment B1

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment B1

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment B2

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment B3

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment B2

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment B3

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-1977-LA-1105509

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas    75261-9616

Subject:	Aircraft Performance Guarantees – 737-723

Reference:	Purchase Agreement No. PA-1977 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-823 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the 737-723 aircraft (Aircraft) to Customer. Notwithstanding the provision of the performance guarantees in the Attachment, Boeing and Customer will work together in good faith to communicate the performance guarantees that will be offered [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

AAL-PA-1977-LA-1105509
Performance Guarantees, 737-700		Page 1
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	, 2011

American Airlines, Inc.

By

Its

AAL-PA-1977-LA-1105509
Performance Guarantees, 737-700		Page 2
BOEING PROPRIETARY

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1105509

CFM56-7B26E/B2F Engines

MODEL 737-700 WITH WINGLETS PERFORMANCE GUARANTEES

FOR AMERICAN AIRLINES, INC.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER’S EMPTY WEIGHT

4	SOUND LEVELS

5	AIRCRAFT CONFIGURATION

6	GUARANTEE CONDITIONS

7	GUARANTEE COMPLIANCE

8	EXCLUSIVE GUARANTEES

P.A. No. PA-1977
AERO-B-BBA4-M11-0668		SS11-0364
BOEING PROPRIETARY

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1105509

CFM56-7B26E/B2F Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2	FLIGHT PERFORMANCE

2.1	Takeoff

2.1.1	The FAA approved takeoff field length at a gross weight at the start of the ground roll of 154,500 pounds, at a temperature of 86°F, at a sea level altitude, with an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be more than the following guarantee value:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.1.2	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of 95°F, at an altitude of 607 feet and satisfying the conditions defined below, with an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be less than the following guarantee value:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Conditions:

The takeoff runway available (TORA) is 12,816 feet.

The takeoff distance available (TODA) is 12,816 feet.

The accelerate-stop distance available (ASDA) is 12,816 feet.

The runway slope is 0.03 percent downhill.

P.A. No. PA-1977
AERO-B-BBA4-M11-0668		SS11-0364
BOEING PROPRIETARY

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1105509

CFM56-7B26E/B2F Engines

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	2,650 feet	56 feet
2.	51,154 feet	107 feet

2.1.3	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of 86°F, at an altitude of 56 feet and satisfying the conditions defined below, with an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be less than the following guarantee value:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Conditions:

The takeoff runway available (TORA) is 5,701 feet.

The takeoff distance available (TODA) is 5,701 feet.

The accelerate-stop distance available (ASDA) is 5,701 feet.

The runway slope is 0.16 percent uphill.

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	1,096 feet	18 feet
2.	2,141 feet	43 feet
3.	2,757 feet	63 feet

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CFM56-7B26E/B2F Engines

2.2	Landing

The FAA approved landing field length at a gross weight of 129,200 pounds and at a sea level altitude, shall not be more than the following guarantee value:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.3	Mission

2.3.1	Mission Payload

The payload for a stage length of 2,990 nautical miles in still air (equivalent to a distance of 2,417 nautical miles with an 87 knot headwind, representative of a Boston to Los Angeles route in Winter) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
TOLERANCE:
GUARANTEE:

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The airport temperature is 41°F.

The takeoff runway available (TORA) is 9,883 feet.

The takeoff distance available (TODA) is 9,883 feet.

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The accelerate-stop distance available (ASDA) is 9,883 feet.

The runway slope is 0.06 percent uphill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	1,904 feet	57 feet
2.	2,215 feet	65 feet
3.	28,053 feet	508 feet

Takeoff performance is based on an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until 0.78 Mach number is reached.

The climb continues at 0.78 Mach number to the initial cruise altitude.

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CFM56-7B26E/B2F Engines

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is 36,000 feet.

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 0.78 Mach number until 250 KCAS is reached.

The descent continues at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is 126 feet.

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No. AAL-PA-1977-LA-1105509

CFM56-7B26E/B2F Engines

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Takeoff and Climbout Maneuver: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Approach and Landing Maneuver: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Taxi-In (shall be consumed from the reserve fuel): [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.3.2	Mission Payload

The payload for a stage length of 1,676 nautical miles in still air (equivalent to a distance of 1,636 nautical miles with an 11 knot

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headwind, representative of a Quito to Miami route in Winter) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
TOLERANCE:
GUARANTEE:

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The airport temperature is 63°F.

The takeoff runway available (TORA) is 10,236 feet.

The takeoff distance available (TODA) is 10,236 feet.

The accelerate-stop distance available (ASDA) is 10,236 feet.

The runway slope is 0.18 percent uphill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	49,764 feet	620 feet

Takeoff performance is based on an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

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CFM56-7B26E/B2F Engines

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until 0.78 Mach number is reached.

The climb continues at 0.78 Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is 36,000 feet.

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 0.78 Mach number until 250 KCAS is reached.

The descent continues at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

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CFM56-7B26E/B2F Engines

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is 8 feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Takeoff and Climbout Maneuver: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Approach and Landing Maneuver: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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Taxi-In (shall be consumed from the reserve fuel): [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.3.3	Mission Block Fuel

The block fuel for a stage length of 1,200 nautical miles in still air with a 27,840 pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
TOLERANCE:
GUARANTEE:

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

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CFM56-7B26E/B2F Engines

Takeoff:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The takeoff gross weight is not limited by the airport conditions.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until 0.78 Mach number is reached.

The climb continues at 0.78 Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is 38,000 feet.

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

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CFM56-7B26E/B2F Engines

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 0.78 Mach number until 250 KCAS is reached.

The descent continues at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude a sea level.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Operational Empty Weight, OEW (Paragraph 2.3.5): [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Taxi-Out:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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CFM56-7B26E/B2F Engines

Takeoff and Climbout Maneuver:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Approach and Landing Maneuver: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Taxi-In (shall be consumed from the reserve fuel): [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.3.4	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.3.5 is the basis for the mission guarantees of Paragraphs 2.3.1 and 2.3.2.

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CFM56-7B26E/B2F Engines

2.3.5	737-700 Weight Summary - American Airlines

Pounds
Standard Model Specification MEW	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] American Airlines

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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CFM56-7B26E/B2F Engines

American Airlines Manufacturer’s Empty Weight (MEW)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Standard and Operational Items Allowance (Paragraph 2.3.6)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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CFM56-7B26E/B2F Engines

American Airlines Operational Empty Weight (OEW)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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CFM56-7B26E/B2F Engines

2.3.6	Standard and Operational Items Allowance

	Qty	Pounds	Pounds	Pounds
Standard Items Allowance	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Unusable Fuel
Oil
Oxygen Equipment
Passenger Portable
Crew Masks
Miscellaneous Equipment
Crash Axe
Megaphones
Flashlights
Smoke Hoods
Galley Structure & Fixed Inserts
Operational Items Allowance
Crew and Crew Baggage
Flight Crew (incl. baggage)
Cabin Crew (incl. baggage)
Catering Allowance & Removable Inserts
First Class
Tourist Class
Passenger Service Equipment
Potable Water - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Waste Tank Disinfectant
Emergency Equipment
Escape Slides - Forward
Escape Slides - Aft
Life Vests - Crew and Passengers
Life Rafts
Auto Radio Beacon (ELT)

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Total Standard and Operational Items Allowance	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3	MANUFACTURER’S EMPTY WEIGHT

The Manufacturer’s Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification TBD plus one percent.

4	SOUND LEVELS

4.1	Community Sound Levels

The Aircraft shall be certified in accordance with the requirements of 14CFR Part 36, Stage 4 and ICAO Annex 16, Volume 1, Chapter 4.

4.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Single Event Noise Exposure Levels

4.2.1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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CFM56-7B26E/B2F Engines

4.2.2	The guarantee of Paragraph 4.2.1 is based on the following conditions, procedures and microphone locations:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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CFM56-7B26E/B2F Engines

4.3	Interior Sound Levels in Flight

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.4	Ramp Sound Levels

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5	AIRCRAFT CONFIGURATION

5.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification TBD (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance, sound levels, and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

5.2	The guarantee payloads of Paragraph 2.3.1 and 2.3.2 will be adjusted by Boeing for the effect of the following on OEW and the Manufacturer’s Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

6	GUARANTEE CONDITIONS

6.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

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6.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-700 Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 44, dated August 8, 2009.

6.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraphs 4.1.1 or 6.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

6.4	The takeoff and landing guarantees, and the takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 225 mph tires, with Category F brakes and anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

6.5	The climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 50 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the “Auto” position, the temperature control switches in the “Auto” position that results in a nominal cabin temperature of 75°F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.35 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 2,200 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 33 percent). The APU is turned off unless otherwise specified.

6.6	Long Range Cruise (LRC) speed is defined to be the highest speed where cruise fuel mileage is 99 percent of the maximum cruise fuel mileage.

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6.7	The climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location of 22.2 percent of the mean aerodynamic chord.

6.8	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound and a fuel density of 6.7 pounds per U.S. gallon.

6.9	Sound pressure levels are measured in decibels (dB) referred to the standard reference pressure of 20 micro Pascals. Overall sound pressure level (OASPL) is defined to be the sound pressure level for the frequency range from 45 to 11,200 Hz. A-weighted sound level (dBA) is similar to OASPL except that an A-weighting is applied to the sound pressure levels. The weighting is defined in Section 5.4 of IEC 61672-1 for the frequency range from 45 to 11,200 Hz. Speech interference level (SIL) is defined to be the arithmetic average of sound pressure levels in the three octave bands with center frequencies at 1,000, 2,000 and 4,000 Hz.

6.10	The guarantee for interior sound levels in flight pertains to normal operation of the Aircraft in cruise during straight and level flight at an altitude of 35,000 feet and 0.78 Mach number. The Aircraft shall have a complete interior installation including standard thermal/acoustic insulation, all lining and partition panels, a full ship set of fabric upholstered seats and floor covering in the passenger cabin. The cargo compartment shall have a full set of compartment liners and thermal/acoustic insulation. The interior configuration is defined in B376011 (Interior Arrangement). The procedures used for the measurement of sound levels shall be in accordance with ISO 5129-2001(E).

6.11	The guarantees for ramp sound levels pertain to a parked Aircraft during in-service turn around with the APU, environmental control system, environmental control system recirculation fans, electronic equipment cooling fans operating, and with the main propulsion system not operating. The guarantee for ramp sound levels on the 20-meter perimeter pertains to sound levels measured on a rectangular perimeter 20 meters on either side of the Aircraft centerline, 20 meters forward of the nose of the fuselage and 20 meters aft of the tail of the fuselage.

7	GUARANTEE COMPLIANCE

7.1	Compliance with the guarantees of Sections 2, 3 and 4 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 5 and the guarantee conditions of Section 6.

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Attachment to Letter Agreement

No. AAL-PA-1977-LA-1105509

CFM56-7B26E/B2F Engines

7.2	Compliance with the takeoff and landing guarantees and the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 737-700.

7.3	Compliance with the takeoff guarantee and the takeoff portion of the mission guarantee shall be shown using an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord.

7.4	Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

7.5	The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

7.6	Compliance with the Manufacturer’s Empty Weight guarantee shall be based on information in the “Weight and Balance Control and Loading Manual - Aircraft Report.”

7.7	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

7.8	Compliance with the single event noise exposure level guarantee of Paragraphs 4.2.1 will be by calculations made by Boeing using standard engineering practices with noise information measured by Boeing using the Model 737-700 with CFM56-7B (SAC) engines. The noise calculation process will be as follows:

7.8.1

Noise (dBA) time histories for the brake release gross weights (BRGW) guaranteed in Section 4.2 for the model 737-700W with CFM56-7B26E-B2F engines will be calculated by combining full power takeoff and cutback dBA time histories from noise data measured at the noise certification test of May 1997. Adjustments will be appropriate to simulate the takeoff procedure described in Paragraph 4.2.2. These dBA time histories will then be integrated as described in CALIFORNIA NOISE STANDARDS (California Administrative Code, Title 21, Chapter 2.5, Sub-Chapter 6, effective January 1, 1986, Division of Aeronautics (Department of

P.A. No. PA-1977
AERO-B-BBA4-M11-0668		SS11-0364
BOEING PROPRIETARY

Attachment to Letter Agreement

No. AAL-PA-1977-LA-1105509

CFM56-7B26E/B2F Engines

Transportation)), except that the threshold noise level will be 65 dBA as used at SNA for noise monitors M1 and M2 to calculate SENEL.

7.8.2	The SENEL of Paragraph 7.8.1 will then be compared to the noise limits of 101.8 dB SENEL for microphone location M1 and 101.1 dB SENEL for microphone location M2, respectively, to determine compliance with that guarantee.

7.8.3	A document will be prepared by Boeing to show compliance with the single event noise exposure level guarantees of Paragraph 4.2.

7.8.5	The following compliance conditions apply to Paragraphs 4.2.1: If the guarantee weight is not met, Boeing and American will work together to improve the weight capability (no financial penalty will be levied).

7.9	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

7.10	Compliance with the guarantee for interior sound levels in flight shall be demonstrated by Boeing Document D047A011. Compliance with the guarantee for ramp sound levels shall be demonstrated by Boeing Document D047A001. This compliance documentation is based on sound level surveys on production 737-700 aircraft acoustically similar to the Buyer’s Aircraft. The measured data may be adjusted for sound level increases resulting from Buyer Furnished Equipment, Boeing Purchased Equipment, and from changes to the Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement.

7.11	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

8	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. PA-1977
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BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-1977-LA-1105511

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas    75261-9616

Subject:	Aircraft Performance Guarantees – 737-923ER

Reference:	Purchase Agreement No. PA-1977 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-823 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachments. Attachment A sets forth performance guarantees for 737-923ER duo class and Attachment B sets forth performance guarantees for the 737-923ER tri class. These guarantees are exclusive and expire upon delivery of the 737-923ER aircraft (Aircraft) to Customer. Notwithstanding the provision of the performance guarantees in the Attachment, Boeing and Customer will work together in good faith to communicate the performance guarantees that will be offered [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

AAL-PA-1977-LA-1105511
Performance Guarantees, 737-900ER		Page 1
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	, 2011

American Airlines, Inc.

By

Its

AAL-PA-1977-LA-1105511
Performance Guarantees, 737-900ER		Page 2
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

MODEL 737-900ER DUO CLASS WITH WINGLETS PERFORMANCE

GUARANTEES

FOR AMERICAN AIRLINES, INC.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER’S EMPTY WEIGHT

4	SOUND LEVELS

5	AIRCRAFT CONFIGURATION

6	GUARANTEE CONDITIONS

7	GUARANTEE COMPLIANCE

8	EXCLUSIVE GUARANTEES

P.A. No. PA-1977
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Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2	FLIGHT PERFORMANCE

2.1	Takeoff

2.1.1	The FAA approved takeoff field length at a gross weight at the start of the ground roll of 187,700 pounds, at a temperature of 86°F, at a sea level altitude, with an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be more than the following guarantee value:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.1.2	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of 95°F, at an altitude of 607 feet and satisfying the conditions defined below, with an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be less than the following guarantee value:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Conditions:

The takeoff runway available (TORA) is 12,816 feet.

The takeoff distance available (TODA) is 12,816 feet.

The accelerate-stop distance available (ASDA) is 12,816 feet.

The runway slope is 0.03 percent downhill.

P.A. No. PA-1977
AERO-B-BBA4-M11-0670		SS11-0364
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	2,650 feet	56 feet
2.	51,154 feet	107 feet

2.1.3	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of 86°F, at an altitude of 56 feet and satisfying the conditions defined below, with an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be less than the following guarantee value:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Conditions:

The takeoff runway available (TORA) is 5,701 feet.

The takeoff distance available (TODA) is 5,701 feet.

The accelerate-stop distance available (ASDA) is 5,701 feet.

The runway slope is 0.16 percent uphill.

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	1,096 feet	18 feet
2.	2,141 feet	43 feet
3.	2,757 feet	63 feet

2.2	Landing

The FAA approved landing field length at a gross weight of 157,300 pounds and at a sea level altitude, shall not be more than the following guarantee value:

P.A. No. PA-1977
AERO-B-BBA4-M11-0670		SS11-0364
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.3	Mission

2.3.1	Mission Payload

The payload for a stage length of 2,825 nautical miles in still air (equivalent to a distance of 2,273 nautical miles with a 90 knot headwind, representative of a Newark to Los Angeles route in Winter) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
TOLERANCE:
GUARANTEE:

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The airport temperature is 45°F.

The takeoff runway available (TORA) is 10,000 feet.

The takeoff distance available (TODA) is 10,000 feet.

The accelerate-stop distance available (ASDA) is 10,000 feet.

The runway slope is 0.02 percent uphill.

P.A. No. PA-1977
AERO-B-BBA4-M11-0670		SS11-0364
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	8 feet	5 feet
2.	5,656 feet	101 feet
3.	16,455 feet	237 feet
4.	80,745 feet	401 feet

Takeoff performance is based on an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is 32,000 feet.

P.A. No. PA-1977
AERO-B-BBA4-M11-0670		SS11-0364
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is 126 feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Takeoff and Climbout Maneuver: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Approach and Landing Maneuver: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Taxi-In (shall be consumed from the reserve fuel): [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. PA-1977
AERO-B-BBA4-M11-0670		SS11-0364
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

Usable reserve fuel remaining upon completion of the approach and landing maneuver:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.3.2	Mission Payload

The payload for a stage length of 2,712 nautical miles in still air (equivalent to a distance of 2,313 nautical miles with a 68 knot headwind, representative of a Los Angeles to Honolulu route in Winter) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
TOLERANCE:
GUARANTEE:

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The airport temperature is 63°F.

The takeoff runway available (TORA) is 12,091 feet.

The takeoff distance available (TODA) is 12,091 feet.

P.A. No. PA-1977
AERO-B-BBA4-M11-0670		SS11-0364
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Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

The accelerate-stop distance available (ASDA) is 12,091 feet.

The runway slope is 0.14 percent uphill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	3,907 feet	82 feet

Takeoff performance is based on an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

P.A. No. PA-1977
AERO-B-BBA4-M11-0670		SS11-0364
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

The initial cruise altitude is 32,000 feet.

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is 13 feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Takeoff and Climbout Maneuver: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. PA-1977
AERO-B-BBA4-M11-0670		SS11-0364
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

Approach and Landing Maneuver: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Taxi-In (shall be consumed from the reserve fuel): [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Usable reserve fuel remaining upon completion of the approach and landing maneuver

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.3.3	Mission Payload

The payload for a stage length of 1,439 nautical miles in still air (equivalent to a distance of 1,300 nautical miles with a 45 knot headwind, representative of a New York LaGuardia to Dallas route in Summer) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
TOLERANCE:
GUARANTEE:

Conditions and operating rules:

P.A. No. PA-1977
AERO-B-BBA4-M11-0670		SS11-0364
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The airport temperature is 82°F.

The takeoff runway available (TORA) is 7,003 feet.

The takeoff distance available (TODA) is 7,003 feet.

The accelerate-stop distance available (ASDA) is 7,003 feet.

The runway slope is 0.04 percent downhill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	393 feet	12 feet
2.	3,217 feet	90 feet
3.	7,767 feet	208 feet
4.	10,054 feet	264 feet
5.	24,010 feet	283 feet

Takeoff performance is based on an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

P.A. No. PA-1977
AERO-B-BBA4-M11-0670		SS11-0364
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until 0.78 Mach number is reached.

The climb continues at 0.78 Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is 34,000 feet.

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

P.A. No. PA-1977
AERO-B-BBA4-M11-0670		SS11-0364
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is 607 feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Takeoff and Climbout Maneuver: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Approach and Landing Maneuver: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Taxi-In (shall be consumed from the reserve fuel): [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. PA-1977
AERO-B-BBA4-M11-0670		SS11-0364
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

Usable reserve fuel remaining upon completion of the approach and landing maneuver:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.3.4	Mission Block Fuel

The block fuel for a stage length of 1,200 nautical miles in still air with a 42,720 pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
TOLERANCE:
GUARANTEE:

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The takeoff gross weight is not limited by the airport conditions.

P.A. No. PA-1977
AERO-B-BBA4-M11-0670		SS11-0364
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until 0.78 Mach number is reached.

The climb continues at 0.78 Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is 34,000 feet.

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

P.A. No. PA-1977
AERO-B-BBA4-M11-0670		SS11-0364
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is sea level.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Operational Empty Weight, OEW (Paragraph 2.3.6): [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Taxi-Out: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Takeoff and Climbout Maneuver: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Approach and Landing Maneuver: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. PA-1977
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CFM56-7B27E/B1F Engines

Taxi-In (shall be consumed from the reserve fuel): [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Usable reserve fuel remaining upon completion of the approach and landing maneuver:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.3.5	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.3.6 is the basis for the mission guarantees of Paragraphs 2.3.1, 2.3.2, 2.3.3 and 2.3.4.

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Attachment A to Letter Agreement

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CFM56-7B27E/B1F Engines

2.3.6	737-900ER Weight Summary - American Airlines

Pounds
Standard Model Specification MEW	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] American Airlines

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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Attachment A to Letter Agreement

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CFM56-7B27E/B1F Engines

American Airlines Manufacturer’s Empty Weight (MEW) Standard and Operational Items Allowance (Paragraph 2.3.7)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

American Airlines Operational Empty Weight (OEW)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

2.3.7	Standard and Operational Items Allowance

	Qty	Pounds	Pounds	Pounds

Standard Items Allowance

Unusable Fuel
Oil
Oxygen Equipment
Passenger Portable
Crew Masks
Miscellaneous Equipment
Crash Axe
Megaphones
Flashlights
Smoke Hoods
Galley Structure & Fixed Inserts

Operational Items Allowance	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
Crew and Crew Baggage	COMMISSION PURSUANT TO A
Flight Crew (incl. baggage)	REQUEST FOR CONFIDENTIAL
Cabin Crew (incl. baggage)	TREATMENT]
Catering Allowance & Removable Inserts
First Class
Tourist Class
Passenger Service Equipment
Potable Water - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Waste Tank Disinfectant
Emergency Equipment
Escape Slides - Forward
Escape Slides - Aft
Life Vests - Crew and Passengers
Life Rafts
Auto Radio Beacon (ELT)

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Attachment A to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

Total Standard and Operational Items Allowance	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3	MANUFACTURER’S EMPTY WEIGHT

The Manufacturer’s Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification TBD plus one percent.

4	SOUND LEVELS

4.1	Community Sound Levels

The Aircraft shall be certified in accordance with the requirements of 14CFR Part 36, Stage 4 and ICAO Annex 16, Volume 1, Chapter 4.

4.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Single Event Noise Exposure Levels

4.2.1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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Attachment A to Letter Agreement

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CFM56-7B27E/B1F Engines

4.2.2	The guarantee of Paragraph 4.2.1 is based on the following conditions, procedures and microphone locations:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

4.3	Interior Sound Levels in Flight

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.4	Ramp Sound Levels

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5	AIRCRAFT CONFIGURATION

5.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail

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Specification TBD (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance, sound levels, and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

5.2	The guarantee payloads of Paragraph 2.3.1, 2.3.2, and 2.3.3 will be adjusted by Boeing for the effect of the following on OEW and the Manufacturer’s Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

6	GUARANTEE CONDITIONS

6.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

6.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-900ER Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 40, dated April 27, 2007.

6.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraphs 4.1 or 6.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

6.4	The takeoff and landing guarantees, and the takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 225

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CFM56-7B27E/B1F Engines

mph tires, with Category H brakes and anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

6.5	The climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 50 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the “Auto” position, the temperature control switches in the “Auto” position that results in a nominal cabin temperature of 75°F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.35 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 3,300 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 47 percent). The APU is turned off unless otherwise specified.

6.6	Long Range Cruise (LRC) speed is defined to be the highest speed where cruise fuel mileage is 99 percent of the maximum cruise fuel mileage.

6.7	The climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location of 19.7 percent of the mean aerodynamic chord.

6.8	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound and a fuel density of 6.7 pounds per U.S. gallon.

6.9	Sound pressure levels are measured in decibels (dB) referred to the standard reference pressure of 20 micro Pascals. Overall sound pressure level (OASPL) is defined to be the sound pressure level for the frequency range from 45 to 11,200 Hz. A-weighted sound level (dBA) is similar to OASPL except that an A-weighting is applied to the sound pressure levels. The weighting is defined in Section 5.4 of IEC 61672-1 for the frequency range from 45 to 11,200 Hz. Speech interference level (SIL) is defined to be the arithmetic average of sound pressure levels in the three octave bands with center frequencies at 1,000, 2,000 and 4,000 Hz.

P.A. No. PA-1977
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No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

6.10	The guarantee for interior sound levels in flight pertains to normal operation of the Aircraft in cruise during straight and level flight at an altitude of 35,000 feet and 0.78 Mach number. The Aircraft shall have a complete interior installation including standard thermal/acoustic insulation, all lining and partition panels, a full ship set of fabric upholstered seats and floor covering in the passenger cabin. The cargo compartment shall have a full set of compartment liners and thermal/acoustic insulation. The interior configuration is defined in B377507 (Interior Arrangement). The procedures used for the measurement of sound levels shall be in accordance with ISO 5129-2001(E).

6.11	The guarantees for ramp sound levels pertain to a parked Aircraft during in-service turn around with the APU, environmental control system, environmental control system recirculation fans, electronic equipment cooling fans operating, and with the main propulsion system not operating. The guarantee for ramp sound levels on the 20-meter perimeter pertains to sound levels measured on a rectangular perimeter 20 meters on either side of the Aircraft centerline, 20 meters forward of the nose of the fuselage and 20 meters aft of the tail of the fuselage.

7	GUARANTEE COMPLIANCE

7.1	Compliance with the guarantees of Sections 2, 3 and 4 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 5 and the guarantee conditions of Section 6.

7.2	Compliance with the takeoff and landing guarantees and the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 737-900ER.

7.3	Compliance with the takeoff guarantee and the takeoff portion of the mission guarantee shall be shown using an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord.

7.4	Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

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CFM56-7B27E/B1F Engines

7.5	The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

7.6	Compliance with the Manufacturer’s Empty Weight guarantee shall be based on information in the “Weight and Balance Control and Loading Manual - Aircraft Report.”

7.7	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

7.8	Compliance with the single event noise exposure level guarantee of Paragraphs 4.2.1 will be by calculations made by Boeing using standard engineering practices with noise information measured by Boeing using the Model 737-700 with CFM56-7B (SAC) engines. The noise calculation process will be as follows:

7.8.1	Noise (dBA) time histories for the brake release gross weights (BRGW) guaranteed in Section 4.2 for the model 737-900ERW with CFM56-7B27E-B1F engines will be calculated by combining full power takeoff and cutback dBA time histories from noise data measured at the noise certification test of May 1997. Adjustments will be appropriate to simulate the takeoff procedure described in Paragraph 4.2.2. These dBA time histories will then be integrated as described in CALIFORNIA NOISE STANDARDS (California Administrative Code, Title 21, Chapter 2.5, Sub-Chapter 6, effective January 1, 1986, Division of Aeronautics (Department of Transportation)), except that the threshold noise level will be 65 dBA as used at SNA for noise monitors M1 and M2 to calculate SENEL.

7.8.2	The SENEL of Paragraph 7.8.1 will then be compared to the noise limits of 101.8 dB SENEL for microphone location M1 and 101.1 dB SENEL for microphone location M2, respectively, to determine compliance with that guarantee.

7.8.3	A document will be prepared by Boeing to show compliance with the single event noise exposure level guarantees of Paragraph 4.2.

7.8.5	The following compliance conditions apply to Paragraphs 4.2.1:

If the guarantee weight is not met, Boeing and American will work together to improve the weight capability (no financial penalty will be levied).

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CFM56-7B27E/B1F Engines

7.9	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

7.10	Compliance with the guarantee for interior sound levels in flight shall be demonstrated by Boeing Document D047A014. Compliance with the guarantee for ramp sound levels shall be demonstrated by Boeing Document D537A300. This compliance documentation is based on sound level surveys on production 737-900ER aircraft acoustically similar to the Buyer’s Aircraft. The measured data may be adjusted for sound level increases resulting from Buyer Furnished Equipment, Boeing Purchased Equipment, and from changes to the Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement.

7.11	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

8	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

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Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

MODEL 737-900ER TRI CLASS WITH WINGLETS PERFORMANCE

GUARANTEES

FOR AMERICAN AIRLINES, INC.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER’S EMPTY WEIGHT

4	SOUND LEVELS

5	AIRCRAFT CONFIGURATION

6	GUARANTEE CONDITIONS

7	GUARANTEE COMPLIANCE

8	EXCLUSIVE GUARANTEES

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Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2	FLIGHT PERFORMANCE

2.1	Takeoff

2.1.1	The FAA approved takeoff field length at a gross weight at the start of the ground roll of 187,700 pounds, at a temperature of 86°F, at a sea level altitude, with an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be more than the following guarantee value:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]t

2.1.2	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of 95°F, at an altitude of 607 feet and satisfying the conditions defined below, with an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be less than the following guarantee value:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Conditions:

The takeoff runway available (TORA) is 12,816 feet.

The takeoff distance available (TODA) is 12,816 feet.

The accelerate-stop distance available (ASDA) is 12,816 feet.

The runway slope is 0.03 percent downhill.

P.A. No. PA-1977
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Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	2,650 feet	56 feet
2.	51,154 feet	107 feet

2.1.3	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of 86°F, at an altitude of 56 feet and satisfying the conditions defined below, with an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be less than the following guarantee value:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Conditions:

The takeoff runway available (TORA) is 5,701 feet.

The takeoff distance available (TODA) is 5,701 feet.

The accelerate-stop distance available (ASDA) is 5,701 feet.

The runway slope is 0.16 percent uphill.

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	1,096 feet	18 feet
2.	2,141 feet	43 feet
3.	2,757 feet	63 feet

2.2	Landing

The FAA approved landing field length at a gross weight of 157,300 pounds and at a sea level altitude, shall not be more than the following guarantee value:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

2.3	Mission

2.3.1	Mission Payload

The payload for a stage length of 2,853 nautical miles in still air (equivalent to a distance of 2,292 nautical miles with a 91 knot headwind, representative of a New York to Los Angeles route in Winter) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
TOLERANCE:
GUARANTEE:

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The airport temperature is 44°F.

The takeoff runway available (TORA) is 13,806 feet.

The takeoff distance available (TODA) is 13,806 feet.

The accelerate-stop distance available (ASDA) is 13,806 feet.

The runway is level.

P.A. No. PA-1977
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Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	2,804 feet	59 feet
2.	20,571 feet	270 feet

Takeoff performance is based on an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is 32,000 feet.

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Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is 126 feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Post-Delivery Auxilliary Tank Installation (Paragraph 2.3.4): [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. PA-1977
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Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

Taxi-Out: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Takeoff and Climbout Maneuver: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Approach and Landing Maneuver: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Taxi-In (shall be consumed from the reserve fuel): [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Usable reserve fuel remaining upon completion of the approach and landing maneuver

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.3.2	Mission Block Fuel

The block fuel for a stage length of 1,200 nautical miles in still air with a 29,279 pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
TOLERANCE:
GUARANTEE:

P.A. No. PA-1977
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Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The takeoff gross weight is not limited by the airport conditions.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until 0.78 Mach number is reached.

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CFM56-7B27E/B1F Engines

The climb continues at 0.78 Mach number to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is 36,000 feet.

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is sea level.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Operational Empty Weight, OEW (Paragraph 2.3.4): [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

Taxi-Out: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Takeoff and Climbout Maneuver: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Approach and Landing Maneuver: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Taxi-In (shall be consumed from the reserve fuel): [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Usable reserve fuel remaining upon completion of the approach and landing maneuver:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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CFM56-7B27E/B1F Engines

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.3.3	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.3.4 is the basis for the mission guarantees of Paragraphs 2.3.1 and 2.3.2.

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Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

2.3.4	737-900ER Weight Summary - American Airlines

Pounds
Standard Model Specification MEW	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] American Airlines	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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CFM56-7B27E/B1F Engines

American Airlines Manufacturer’s Empty Weight (MEW)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Standard and Operational Items Allowance	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(Paragraph 2.3.5)

American Airlines Operational Empty Weight (OEW)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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CFM56-7B27E/B1F Engines

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

American Airlines Post-Delivery Operational Empty Weight (OEW)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

2.3.5	Standard and Operational Items Allowance

	Qty	Pounds	Pounds	Pounds
Standard Items Allowance	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Unusable Fuel
Oil
Oxygen Equipment
Passenger Portable
Crew Masks
Miscellaneous Equipment
Crash Axe
Megaphones
Flashlights
Smoke Hoods
Galley Structure & Fixed Inserts
Operational Items Allowance
Crew and Crew Baggage
Flight Crew (incl. baggage)
Cabin Crew (incl. baggage)
Catering Allowance & Removable Inserts
First Class
Business Class
Economy Class
Passenger Service Equipment
Potable Water - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Waste Tank Disinfectant
Emergency Equipment
Escape Slides - Forward
Escape Slides - Aft
Life Vests - Crew and Passengers
Life Rafts
Auto Radio Beacon (ELT)

P.A. No. PA-1977
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Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

Total Standard and Operational Items Allowance	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3	MANUFACTURER’S EMPTY WEIGHT

The Manufacturer’s Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification TBD plus one percent.

4	SOUND LEVELS

4.1	Community Sound Levels

The Aircraft shall be certified in accordance with the requirements of 14CFR Part 36, Stage 4 and ICAO Annex 16, Volume 1, Chapter 4.

4.2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Single Event Noise Exposure Levels

4.2.1	The brake release gross weight for a Single Event Noise Exposure Level (SENEL) at the Class A limits of 101.8 dB SENEL at microphone location M1 and 101.1 dB SENEL at microphone location M2, whichever is limiting for the microphone locations defined below, shall not be less than the performance-limited takeoff weight of Paragraph 2.1.3.

P.A. No. PA-1977
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Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

4.2.2	The guarantee of Paragraph 4.2.1 is based on the following conditions, procedures and microphone locations:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.3	Interior Sound Levels in Flight

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.4	Ramp Sound Levels

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

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No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5	AIRCRAFT CONFIGURATION

5.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification TBD (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance, sound levels, and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

5.2	The guarantee payload of Paragraph 2.3.1 will be adjusted by Boeing for the effect of the following on OEW and the Manufacturer’s Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

P.A. No. PA-1977
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Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

5	GUARANTEE CONDITIONS

6.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

6.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-900ER Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 40, dated April 27, 2007.

6.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraphs 4.1 or 6.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

6.4	The takeoff and landing guarantees, and the takeoff portion of the mission guarantee are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 225 mph tires, with Category H brakes and anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

6.5	The climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 50 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the “Auto” position, the temperature control switches in the “Auto” position that results in a nominal cabin temperature of 75°F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.35 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 3,300 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 47 percent). The APU is turned off unless otherwise specified.

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CFM56-7B27E/B1F Engines

6.6	Long Range Cruise (LRC) speed is defined to be the highest speed where cruise fuel mileage is 99 percent of the maximum cruise fuel mileage.

6.7	The climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location of 19.7 percent of the mean aerodynamic chord.

6.8	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound and a fuel density of 6.7 pounds per U.S. gallon.

6.9	Sound pressure levels are measured in decibels (dB) referred to the standard reference pressure of 20 micro Pascals. Overall sound pressure level (OASPL) is defined to be the sound pressure level for the frequency range from 45 to 11,200 Hz. A-weighted sound level (dBA) is similar to OASPL except that an A-weighting is applied to the sound pressure levels. The weighting is defined in Section 5.4 of IEC 61672-1 for the frequency range from 45 to 11,200 Hz. Speech interference level (SIL) is defined to be the arithmetic average of sound pressure levels in the three octave bands with center frequencies at 1,000, 2,000 and 4,000 Hz.

6.10	The guarantee for interior sound levels in flight pertains to normal operation of the Aircraft in cruise during straight and level flight at an altitude of 35,000 feet and 0.78 Mach number. The Aircraft shall have a complete interior installation including standard thermal/acoustic insulation, all lining and partition panels, a full ship set of fabric upholstered seats and floor covering in the passenger cabin. The cargo compartment shall have a full set of compartment liners and thermal/acoustic insulation. The interior configuration is defined in B377661 (Interior Arrangement). The procedures used for the measurement of sound levels shall be in accordance with ISO 5129-2001(E).

6.11	The guarantees for ramp sound levels pertain to a parked Aircraft during in-service turn around with the APU, environmental control system, environmental control system recirculation fans, electronic equipment cooling fans operating, and with the main propulsion system not operating. The guarantee for ramp sound levels on the 20-meter perimeter pertains to sound levels measured on a rectangular perimeter 20 meters on either side of the Aircraft centerline, 20 meters forward of the nose of the fuselage and 20 meters aft of the tail of the fuselage.

P.A. No. PA-1977
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Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

7	GUARANTEE COMPLIANCE

7.1	Compliance with the guarantees of Sections 2, 3 and 4 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 5 and the guarantee conditions of Section 6.

7.2	Compliance with the takeoff and landing guarantees and the takeoff portion of the mission guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 737-900ER.

7.3	Compliance with the takeoff guarantee and the takeoff portion of the mission guarantee shall be shown using an alternate forward center of gravity limit of 15 percent of the mean aerodynamic chord.

7.4	Compliance with the climb, cruise and descent portions of the mission guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

7.5	The OEW used for compliance with the mission guarantee shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

7.6	Compliance with the Manufacturer’s Empty Weight guarantee shall be based on information in the “Weight and Balance Control and Loading Manual - Aircraft Report.”

7.7	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

7.8	Compliance with the single event noise exposure level guarantee of Paragraphs 4.2.1 will be by calculations made by Boeing using standard engineering practices with noise information measured by Boeing using the Model 737-700 with CFM56-7B (SAC) engines. The noise calculation process will be as follows:

7.8.1	Noise (dBA) time histories for the brake release gross weights (BRGW) guaranteed in Section 4.2 for the model 737-900ERW with CFM56-7B27E-B1F engines will be calculated by combining full

P.A. No. PA-1977
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No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

power takeoff and cutback dBA time histories from noise data measured at the noise certification test of May 1997. Adjustments will be appropriate to simulate the takeoff procedure described in Paragraph 4.2.2. These dBA time histories will then be integrated as described in CALIFORNIA NOISE STANDARDS (California Administrative Code, Title 21, Chapter 2.5, Sub-Chapter 6, effective January 1, 1986, Division of Aeronautics (Department of Transportation)), except that the threshold noise level will be 65 dBA as used at SNA for noise monitors M1 and M2 to calculate SENEL.

7.8.2	The SENEL of Paragraph 7.8.1 will then be compared to the noise limits of 101.8 dB SENEL for microphone location M1 and 101.1 dB SENEL for microphone location M2, respectively, to determine compliance with that guarantee.

7.8.3	A document will be prepared by Boeing to show compliance with the single event noise exposure level guarantees of Paragraph 4.2.

7.8.5	The following compliance conditions apply to Paragraphs 4.2.1:

If the guarantee weight is not met, Boeing and American will work together to improve the weight capability (no financial penalty will be levied).

7.9	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

7.10	Compliance with the guarantee for interior sound levels in flight shall be demonstrated by Boeing Document D047A014. Compliance with the guarantee for ramp sound levels shall be demonstrated by Boeing Document D537A300. This compliance documentation is based on sound level surveys on production 737-900ER aircraft acoustically similar to the Buyer’s Aircraft. The measured data may be adjusted for sound level increases resulting from Buyer Furnished Equipment, Boeing Purchased Equipment, and from changes to the Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement.

7.11	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

P.A. No. PA-1977
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Attachment B to Letter Agreement

No. AAL-PA-1977-LA-1105511

CFM56-7B27E/B1F Engines

8	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. PA-1977
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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-1977-LA-1105271

American Airlines, Inc.

P.O. 619616

Dallas-Fort worth Airport, Texas 75261-9616

Subject:	Advance Payments and Permitted Transactions 4

Reference:	(a) Purchase Agreement No. PA-1977 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-823 aircraft (Aircraft)
(b) Letter Agreement No. 6-1162-AKP-075R1, as amended, entitled Aircraft Purchase Rights and Substitution Rights
(c) Letter Agreement No. AAL-PA-1977-LA-01073, as amended, entitled Advance Payments and Permitted Transactions 3

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Advance Payments for Aircraft.

Notwithstanding Article 4.2, Table 1D as it relates to aircraft with deliveries scheduled in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Letter Agreement No. AAL-PA-1977-LA-01073 as it relates to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and Table 1F of the Purchase Agreement, which set forth Boeing’s standard [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] advance payment schedule (Standard Advance Payment Schedule), Boeing and Customer agree that the Advance Payment Schedule[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is hereby amended as follows:

1.1 Customer will make Advance Payments to Boeing in the amount of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1977		SA-35
Advance Payments and Permitted Transactions 4		Page 1
BOEING PROPRIETARY

1.2 Notwithstanding Section 1.3 of Letter Agreement No. 6-1162-AKP-070 entitled Miscellaneous Commitments for Model 737, 757, 767 and 777 Aircraft or any other agreement between the parties, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.3 Attachment A hereto sets forth the calculation of the Advance Payments for the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft and the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. Permitted Transactions.

Notwithstanding Article 9.2 of the AGTA, Boeing agrees that Customer may from time to time [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or Purchased Aircraft, enter into arrangements and agreements with lenders, lessors or other parties (whose business includes, but may not be limited to, the financing of aircraft) for the purpose of (a) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (Advance Payment Facility) and/or (b) consummating[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pursuant to which the right to purchase a Purchased Aircraft, and the corresponding obligation to make Advance Payments with respect thereto, are conveyed to such a party [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) and, together with an Advance Payment Facility, Permitted Transactions).

For the purpose of securing an Advance Payment Facility and notwithstanding the provisions of the Security Agreement between Boeing and Customer dated as of October 16, 2002, as may be subsequently amended or revised, Customer may [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] including the right to purchase a Purchased Aircraft provided that Customer and Customer’s financiers accept Boeing’s customary terms and conditions for consenting[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] including, but not limited to, the following:

(i)	if Customer’s financier gives notice that it intends to exercise its [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY

P.A. No. 1977		SA-35
Advance Payments and Permitted Transactions 4		Page 2
BOEING PROPRIETARY

WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Boeing shall have the right to assume those rights with respect to such[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and received and retained by Boeing with respect to CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Manufacturer’s Option);

(ii)	Customer shall continue at all times to remain liable to Boeing under the Purchase Agreement to perform all duties and obligations of Customer;

(iii)	Boeing shall not be subject to any additional liability as a result of the pledge of security which Boeing would not otherwise be subject to under the Purchase Agreement;

(iv)	the pledge of security shall not modify in any respect the continued rights of Boeing under the Purchase Agreement, or require Boeing to divest itself of title to or possession of the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and

(v)	In lieu of the concessions granted to Customer under the Purchase Agreement, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] In calculating the amount payable by the financier for a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and this irrespective of whether the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

To assist Customer [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Customer may execute a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Any such [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] shall be subject to the conditions that (i) it shall not subject Boeing to any liability as a

P.A. No. 1977		SA-35
Advance Payments and Permitted Transactions 4		Page 3
BOEING PROPRIETARY

result of the assignment which Boeing would not otherwise be subject to under the Purchase Agreement and (ii) no such assignment will require Boeing to divest itself of title to or possession of the aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] the Purchase Agreement in connection with[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is contingent upon Boeing’s consent, which shall not be unreasonably withheld or delayed. Boeing agrees to cooperate in good faith with Customer and to take such actions as may be reasonably requested by Customer to facilitate Permitted Transactions. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

For avoidance of doubt, nothing within this Letter Agreement is intended to, nor shall it, derogate the rights and obligations of Boeing and Customer with regard to the financing of aircraft at or following delivery in accordance with Article 9.2 of the AGTA.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date

American Airlines, Inc.

By

Its

P.A. No. 1977		SA-35
Advance Payments and Permitted Transactions 4		Page 4
BOEING PROPRIETARY

Attachment A

To

AAL-PA-1980-LA-1105629

entitled

Advance Payments and Permitted Transactions

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST

FOR CONFIDENTIAL TREATMENT]

P.A. No. 1980
Advance Payments and Permitted Transactions		SA-25
Boeing Proprietary

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-1977-LA-1105272

American Airlines, Inc.

P.O. 619616

Dallas-Fort worth Airport, Texas 75261-9616

Subject:	Business Considerations 2

Reference:	a) Purchase Agreement No. PA-1977 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-823 aircraft (Aircraft)

b) Letter Agreement 6-1162-AKP-074R2 or as may be subsequently amended, entitled Business Considerations.

c) Letter Agreement 6-1162-SSM-1405R1 or as may be subsequently amended, entitled Multiple Operating Weight Program Model, 737-723/-823/-923ER Aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1. Model 737-923ER Basic Credit Memoranda.

a) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(i) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

ii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

b) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AAL-PA-1977-LA-1105272
Business Considerations 2		Page 1
BOEING PROPRIETARY

c) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. Model 737-823 Basic Credit Memoranda.

a) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

i) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

ii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

b) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

c) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. Model 737-723 Basic Credit Memoranda.

a) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(i) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

ii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

b) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

c) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AAL-PA-1977-LA-1105272
Business Considerations 2		Page 2
BOEING PROPRIETARY

4. Assignment.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. Application of Credit Memoranda.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	, 2011

American Airlines, Inc.

By

Its

AAL-PA-1977-LA-1105272
Business Considerations 2		Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-1977-LA-1105616

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	Open Configuration Matters

References:	(a) Purchase Agreement No. PA-1977 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-823 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Aircraft Configuration.

1.1 Initial Configuration. The initial configuration of Customer’s Model 737-700 and 737-900ER Aircraft has been defined by Configuration Specification D019A001, Revision 0, March 31, 2011 as described in Article 1 and Exhibit A of the Purchase Agreement. Final configuration of the Aircraft will be completed as described in this Letter Agreement

1.2 Final Configuration Schedule. Customer and Boeing hereby agree to complete the configuration of the Aircraft using the then-current Boeing configuration documentation (Final Configuration) in accordance with the following schedule:

1.2.1 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.2.2 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.2.3 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.2.4 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AAL-PA-1977-LA-1105616
Open Configuration Matters		Page 1
BOEING PROPRIETARY

2. Amendment of the Purchase Agreement. Within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] days following Final Configuration, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

2.1 Changes applicable to the basic Model + aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration;

2.2 Incorporation into Exhibit A of the Purchase Agreement, by written amendment, those optional features which have been agreed to by Customer and Boeing pursuant to Article 1.2 above (Customer Configuration Changes);

2.3 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.4 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.5 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. Other Letter Agreements.

Boeing and Customer acknowledge that as the definition of the Aircraft progresses, there may be a need to execute letter agreements addressing one or more of the following subjects:

3.1 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.2 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AAL-PA-1977-LA-1105616
Open Configuration Matters		Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	, 2011

American Airlines, Inc.

By

Its

AAL-PA-1977-LA-1105616
Open Configuration Matters		Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-1977-LA-1105863

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	Performance Guarantees for Rights Aircraft
Reference:	a.) Purchase Agreement No. PA-1977 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-823 aircraft (Aircraft)

b) Letter Agreement No. 6-1162-CLO-1035 entitled Aircraft Performance Guarantees, as may be subsequently amended

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing and Customer will work together in good faith to communicate the performance guarantees that will be offered prior to Customer exercising a Rights Aircraft as a 737-823 minor model. The intent of this communication is to avoid situations in which the offered performance guarantees for an exercised Rights Aircraft differ from the performance guarantees as provided for in the reference b) letter agreement.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	, 2011

American Airlines, Inc.

By

Its

AAL-PA-1977-LA-1105863		SA-35
Performance Guarantees for Rights Aircraft		Page 1
BOEING PROPRIETARY